Exhibit 10.7

               Floating Rate Cumulative Trust Preferred Securities (Liquidation Amount of $1,000 per Capital Security)

                          Florida Banks Capital Trust I


                               PLACEMENT AGREEMENT

                                                   Effective as of June 27, 2002

SAMCO Capital Markets
1700 Pacific Avenue, Suite 2000
Dallas, Texas  75201


Ladies and Gentlemen:

     Florida Banks Capital Trust I (the "Trust"), a statutory business trust organized under the Delaware Business Trust Act, 12 Del. C. ss. 3801 et seq.
                                                                         -- ---
(the "Delaware Act"), and Florida Banks, Inc. (the "Company" and together with the Trust, the "Offerors"), confirm their agreement (the "Agreement") with SAMCO Capital Markets, a division of Service Asset Management Company, as agent of the Offerors (the "Placement Agent"), with respect to the issue and sale by the Trust and the placement by the Placement Agent of Florida Banks Capital Trust I Floating Rate Cumulative Trust Preferred Securities (liquidation amount of $1,000 per security) of the Trust bearing a variable distribution rate per annum, reset quarterly, equal to LIBOR (as defined in the Indenture) plus 3.65% (the "Capital Securities"). The Capital Securities will be guaranteed by the Company to the extent provided in the Guarantee Agreement, to be dated as of the Closing Time (as defined in Section 2 hereof (the "Guarantee Agreement"), between the Company and Wells Fargo Bank, National Association, as trustee (the "Guarantee Trustee"), with respect to distributions and payments upon liquidation, redemption and otherwise.

     The entire proceeds from the sale of the Capital Securities will be combined with the entire proceeds from the sale by the Trust to the Company of its common securities (the "Common Securities"), and will be used by the Trust to purchase Four Million One Hundred Twenty Four Thousand Dollars ($4,124,000) aggregate principal amount of Floating Rate Junior Subordinated Debt Securities due June 30, 2032 (the "Subordinated Debt Securities") issued by the Company. The Capital Securities and the Common Securities will be issued pursuant to the Amended and Restated Declaration of Trust, to be dated as of the Closing Time (the "Declaration"), among the Company, as sponsor, the Administrative Trustees named therein (the "Administrators"), Wells Fargo Delaware Trust Company as Resident Trustee (the "Resident Trustee"), Wells Fargo Bank, National Association, as Property Trustee and the holders, from time to time, of undivided beneficial interests in the assets of the Trust. The Subordinated Debt Securities will be issued pursuant to the Indenture, to be dated as of the Closing Time (the "Indenture"), between the Company and Wells Fargo Bank, National Association, as indenture Trustee (the "Indenture Trustee").

     The Indenture, the Guarantee Agreement, the Declaration, this Agreement and the Subscription Agreement (as defined in Section 2(a) hereof) are hereinafter referred to collectively as the "Operative Documents."

     SECTION 1. Representations and Warranties.
                ------------------------------

     (a) The Trust and the Company, jointly and severally, represent and warrant to the Placement Agent and the Purchaser (as defined in Section 2(a) hereof) of Capital Securities as of the date hereof and as of the Closing Time, and agree with the Placement Agent and the Purchaser, as follows:

         i. Similar Offerings. The Offerors have not, directly or indirectly,
            -----------------
solicited any offer to buy or offered to sell, and will not, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Capital Securities in a manner that would require the Capital Securities to be registered under the Securities Act of 1933, as amended (the "Act").

         ii.  Financial  Statements and Information.  The  consolidated  balance
              -------------------------------------
sheets of the Company and all of its subsidiaries as of December 31, 2001 and December 31, 2000 and related consolidated income statements and statements of changes in shareholders' equity for the 2 years ended December 31, 2001 together with the notes thereto, copies of each of which have been provided to the Placement Agent (together, the "Financial Statements"), have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as may be disclosed therein) and fairly present in all material respects the financial position and the results of operations and changes in shareholders' equity of the Company and all of its subsidiaries as of the dates and for the periods indicated (subject to normal recurring year-end adjustments, none of which shall be material). The books and records of the Company and all of its subsidiaries have been, and are being, maintained in all material respects in accordance with generally accepted accounting principles and any other applicable legal and accounting requirements.

         iii. No Material Adverse Change.  Except as previously disclosed to the
              --------------------------
Placement Agent in writing, since December 31, 2001, there have not been any material adverse changes or developments with respect to the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Offerors on a consolidated basis.

         iv. Regulatory  Enforcement Matters.  Neither the Company or any of its
             -------------------------------
subsidiaries is subject or is party to, or has received any notice or advice that any of them may become subject or party to, any investigation with respect to, any cease-and-desist order, agreement, consent agreement, memorandum of understanding or other regulatory enforcement action, proceeding or order with or by, or is a party to any commitment letter or similar undertaking to, or is subject to any directive by, or has been, a recipient of any supervisory letter from, or has adopted any board resolutions at the request of, any Regulatory Agency (as defined below) that currently restricts in any material respect the conduct of their business or that in any material manner relates to their capital adequacy, their credit policies, their management or their business (each, a "Regulatory Agreement"), nor has the Company or any of its subsidiaries been advised by any Regulatory Agency that it is considering issuing or requesting any such Regulatory Agreement; and there is no unresolved violation, criticism or exception by any Regulatory Agency with respect to any report or statement relating to any examinations of the Company or any of its subsidiaries taken as a whole which, in the reasonable judgment of the Company, is expected to result in a material adverse effect. As used herein, the term "Regulatory Agency" means any federal or state agency charged with the supervision or regulation of depositary institutions or holding companies of depositary institutions, or engaged in the insurance of depositary institution deposits, or any court, administrative agency or commission or other governmental agency, authority or instrumentality having supervisory or regulatory authority with respect to the Company or any of its subsidiaries.

         v. No  Undisclosed  Liabilities.  Neither  the  Company  nor any of its
            ----------------------------
subsidiaries has any material liability, whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due, including any liability for taxes (and there is no past or present fact, situation, circumstance, condition or other basis for any present or future action, suit, proceeding, hearing, charge, complaint, claim or demand against the Company or its subsidiaries giving rise to any such liability), except (i) for liabilities set forth in the Financial Statements and (ii) normal fluctuations in the amount of the liabilities referred to in clause (i) above occurring in the ordinary course of business of the Company and all of its subsidiaries since the date of the most recent balance sheet included in such Financial Statements.

         vi. Good Standing of the Company.  The Company has been duly  organized
             ----------------------------
and is validly existing as a corporation in good standing under the laws of the State of Florida and has full power and authority under such laws to own, lease and operate its properties and to conduct its business and to enter into and perform its obligations under each of the Operative Documents to which it is a party; and the Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended.

         vii. Good Standing of the Subsidiaries. Each "significant subsidiary" (as defined in Rule 1-02 of Regulation S-X) of the Company ( a "Significant Subsidiary") has been duly organized and is validly existing as an entity in good standing under the laws of the jurisdiction in which it is chartered and has full power and authority under such laws to own, lease and operate its properties and to conduct its current and contemplated business; and the deposit accounts of each of the Company's subsidiary banks are insured up to the applicable limits by the Bank Insurance Fund or Savings Association Insurance Fund of the Federal Deposit Insurance Corporation (the "FDIC") to the fullest extent permitted by law and the rules and regulations of the FDIC, and no proceeding for the revocation or termination of such insurance is pending or, to the knowledge of the Company, threatened.

         viii.   Foreign   Qualifications.   The  Company  and  its  significant
                 ------------------------
subsidiaries are each duly qualified as a foreign corporation to transact business and are each in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing, in the reasonable judgment of the Company, is not expected to result in a material adverse effect.

         ix. Capital Stock Duly Authorized and Validly Issued. All of the issued
             ------------------------------------------------
and outstanding capital stock of the Company has been duly authorized and validly issued and is fully paid and nonassessable; all of the issued and outstanding capital stock of each significant subsidiary of the Company has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equitable right, except as otherwise disclosed in writing to the Placement Agent; and none of the issued and outstanding capital stock of the Company or its Significant Subsidiaries was issued in violation of any preemptive or similar rights arising by operation of law, under the charter, by-laws or code of regulations of the Company or any of its Significant Subsidiaries or under any agreement to which the Company or any of its Significant Subsidiaries is a party.

         x. Good  Standing of the Trust.  The Trust has been duly created and is
            ---------------------------
validly existing in good standing as a business trust under the Delaware Act with the power and authority to own property and to conduct its business as provided in the Declaration, to enter into and perform its obligations under the Operative Documents to which it is a party, as applicable, and to issue the Capital Securities and the Common Securities; the Trust is not a party to or otherwise bound by any agreement other than the Operative Documents to which it is a party; and the Trust is, and will be, under current law, classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation.

         xi. Authorization of Common Securities. At the Closing Time, the Common
             ----------------------------------
Securities will have been duly authorized for issuance by the Trust pursuant to the Declaration and, when duly issued and executed in accordance with the Declaration and delivered by the Trust to the Company against payment therefor in accordance with the subscription agreement therefor, will be validly issued and fully paid and nonassessable undivided common beneficial ownership interests in the assets of the Trust; the issuance of the Common Securities is not subject to preemptive or other similar rights; and at the Closing Time, all of the issued and outstanding Common Securities of the Trust will be owned directly by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equitable right.

         xii.  Authorization  of Capital  Securities.  At the Closing Time,  the
               -------------------------------------
Capital Securities will have been duly authorized for issuance by the Trust pursuant to the Declaration, and when duly issued, executed and authenticated in accordance with the Declaration and delivered by the Trust against payment therefor as provided herein and in the Subscription Agreement, will be validly issued and fully paid and nonassessable undivided preferred beneficial ownership interests in the assets of the Trust; the issuance of the Capital Securities will not be subject to preemptive or other similar rights; and the Capital Securities will be in the form contemplated by, and entitled to the benefits of, the Declaration.

         xiii.  Authorization  of  Agreement.   This  Agreement  has  been  duly
                ----------------------------
authorized, executed and delivered by each of the Offerors.

         xiv.  Authorization  of  Declaration.  The  Declaration  has been  duly
               ------------------------------
authorized by the Company and, at the Closing Time, will have been duly executed and delivered by the Company and the Administrators, and assuming due authorization, execution and delivery of the Declaration by the Resident Trustee, the Declaration will be, at the Closing Time, a valid, legal and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally and (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) (collectively, the "Enforceability Exceptions").

         xv. Authorization of Guarantee  Agreement.  The Guarantee Agreement has
             -------------------------------------
been duly authorized by the Company; and, at the Closing Time, the Guarantee Agreement will have been duly executed and delivered by the Company and will constitute a valid, legal and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforceability may be limited by the Enforceability Exceptions.

         xvi. Authorization of Indenture. The Indenture has been duly authorized
              --------------------------
by the Company and, at the Closing Time, will have been duly executed and delivered by the Company and will constitute a valid, legal and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforceability may be limited by the Enforceability Exceptions.

         xvii.  Authorization of Subordinated Debt Securities.  The Subordinated
                ---------------------------------------------
Debt Securities have been duly authorized by the Company; at the Closing Time, the Subordinated Debt Securities will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered by the Company to the Trust against payment therefor as contemplated in the subscription agreement therefor, will constitute valid, legal and binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforceability may be limited by the Enforceability Exceptions; the Subordinated Debt Securities will be in the form contemplated by, and entitled to the benefits of, the Indenture; and the Company has no present intention to exercise its option to defer payments of interest on the Subordinated Debt Securities as provided in the Indenture.

         xviii.  Authorization of Administrators.  Each of the Administrators of
                 -------------------------------
the Trust is an officer or employee of the Company and has been duly authorized by the Company to execute and deliver the Declaration.

         xix. Not an Investment  Company.  Neither the Trust nor the Company is,
              --------------------------
and immediately following consummation of the transactions contemplated hereby and the application of the net proceeds therefrom neither the Trust nor the Company will be, an "investment company" required to be registered under the Investment Company Act of 1940, as amended (the "1940 Act").

         xx. Absence of Defaults and Conflicts. The Trust is not in violation of
             ---------------------------------
the trust certificate of the Trust filed with the State of Delaware (the "Trust Certificate") or the Declaration, and neither the Company nor any of its Significant Subsidiaries is in violation of its charter, by-laws or code of regulations; none of the Trust, the Company or any significant subsidiary of the Company is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which it is a party or by which it or any of them may be bound or to which any of its properties or assets is subject (collectively, "Agreements and Instruments"), except for such defaults under Agreements and Instruments that, in the reasonable judgment of the Company, are not expected to result in a material adverse effect; and the execution, delivery and performance of the Operative Documents by the Trust or the Company, as the case may be, the issuance, sale and delivery of the Capital Securities and the Subordinated Debt Securities, the consummation of the transactions contemplated by the Operative Documents, and compliance by the Offerors with the terms of the Operative Documents to which they are a party have been duly authorized by all necessary corporate action on the part of the Company and, at the Closing Time, will have been duly authorized by all necessary action on the part of the Trust, and do not and will not, whether with or without the giving of notice or passage of time or both, violate, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any, security interest, mortgage, pledge, lien, charge, encumbrance, claim or equitable right upon any properties or assets of the Trust, the Company or any of its Significant Subsidiaries pursuant to, any of the Agreements and Instruments, nor will such action result in any violation of the provisions of the charter, by-laws or code of regulations of the Company or any of its Significant Subsidiaries or the Declaration or the Trust Certificate, or violation by the Company or any of its Significant Subsidiaries of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government authority, agency or instrumentality or court, domestic or foreign, having jurisdiction over the Trust or the Company or any of its Significant Subsidiaries or their respective properties or assets (collectively, "Governmental Entities"). As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Trust or the Company or any of its Significant Subsidiaries prior to its scheduled maturity.

         xxi.  Absence of Labor Dispute.  No labor dispute with the employees of
               ------------------------
the Company or any of its subsidiaries exists or, to the knowledge of the executive officers of the Company, is imminent, which, in the reasonable judgment of the Company, is expected to result in a material adverse effect.

         xxii.  Absence of  Proceedings.  Except as  otherwise  disclosed to the
                -----------------------
Placement Agent in writing, there is no action, suit, proceeding, inquiry or investigation before or brought by any Governmental Entity, now pending, or, to the knowledge of the Trust or the Company, threatened, against or affecting the Trust or the Company or any of its subsidiaries, which, in the reasonable judgment of the Trust or the Company, is expected to result in a material adverse effect or materially and adversely affect the consummation of the transactions contemplated by the Operative Documents or the performance by the Trust or the Company of its obligations hereunder or thereunder; and the aggregate of all pending legal or governmental proceedings to which the Trust or the Company or any of its subsidiaries is a party or of which any of their respective properties or assets is the subject, including ordinary routine litigation incidental to the business, are not, in the reasonable judgment of the Company or the Trust, expected to result in a material adverse effect.

         xxiii.  Possession  of Licenses  and  Permits.  Each of the Trust,  the
                 -------------------------------------
Company and the significant subsidiaries of the Company possesses such permits, licenses, approvals, consents and other authorizations (collectively,

"Governmental Licenses") issued by the appropriate Governmental Entities necessary to conduct the business now operated by them that is material to the Trust or the Company and its significant subsidiaries considered as one enterprise; each of the Trust, the Company and the significant subsidiaries of the Company is in compliance with the terms and conditions of all of its Governmental Licenses, except where the failure so to comply, in the reasonable judgment of the Company, is not expected to, singularly or in the aggregate, have a material adverse effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect, in the reasonable judgment of the Company, is not expected to have a material adverse effect; and none of the Trust, the Company or any significant subsidiary of the Company has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singularly or in the aggregate, in the reasonable judgment of the Company or the Trust, is expected to result in a material adverse effect.

         xxiv.  Title to Property.  Except as otherwise  disclosed in writing to
                -----------------
the Placement Agent or in the Financial Statements and except for pledges of securities in the ordinary course of business, each of the Trust, the Company and the significant subsidiaries of the Company has good and marketable title to all of their respective real and personal properties, in each case free and clear of all liens, encumbrances and defects, except such as, in the reasonable judgment of the Trust or the Company, singularly or in the aggregate, are not expected to result in a material adverse effect; and all of the leases and subleases under which the Trust, the Company or any significant subsidiary of the Company holds properties, are in full force and effect, except when the failure of such leases and subleases to be in full force and effect, in the reasonable judgment of the Company, singularly or in the aggregate, is not expected to have a material adverse effect, and none of the Trust the Company or any significant subsidiary of the Company has any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Trust, the Company or any significant subsidiary of the Company under any of the leases or subleases under which the Trust, the Company or any significant subsidiary of the Company holds properties, or affecting or questioning the rights of such entity to the continued possession of the leased or subleased premises under any such lease or sublease, except when such claim, in the reasonable judgment of the Company, singularly or in the aggregate, is not expected to have a material adverse effect.

         xxv.  Stabilization.  The  Company  has not  taken  and will not  take,
               -------------
directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Capital Securities.

         xxvi. No General Solicitation. Neither the Trust or the Company nor any
               -----------------------
of their Affiliates (as defined in Rule 501(b) under the 1933 Act) or any person acting on its or any of their behalf (other than the Placement Agent, as to whom the Offerors make no representation) has engaged or will engage, in connection with the offering of the Capital Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the 1933 Act.

         xxvii. No Directed  Selling  Efforts.  Neither the Trust or the Company
                -----------------------------
nor any of their Affiliates or any person acting on its or any of their behalf (other than Bear, Stearns & Co, Inc. and the Placement Agent, as to whom the

Offerors make no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S under the 1933 Act ("Regulation S") with respect to the offering of the Capital Securities.

         xxviii.  No Registration.  Subject to compliance by the Placement Agent
                  ---------------
with the relevant provisions of Section 6 hereof, it is not necessary in connection with the offer, sale and delivery of the Capital Securities by the Trust in the manner contemplated by this Agreement to register the Capital Securities, the guarantee as described in the Guarantee Agreement or the Subordinated Debt Securities under the 1933 Act or to qualify the Declaration, the Guarantee Agreement or the Indenture under the Trust Indenture Act of 1939, as amended.

     (b) Any certificate signed by any Trustee of the Trust or any duly authorized officer of the Company or any of its subsidiaries and delivered to you or to counsel for the Placement Agent shall be deemed a representation and warranty by the Trust or the Company, as the case may be, to the Placement Agent as to the matters covered thereby.

     SECTION 2. Sale and Delivery through Placement Agent: Closing.
                --------------------------------------------------

     (a) The Offerors propose to issue and sell the Capital Securities on June 27, 2002 (or such other time mutually agreed to by the Offerors and the Placement Agent) (the "Closing Time") to Bear, Stearns & Co, Inc. (the "Purchaser"), pursuant to the terms of the Subscription Agreement, to be entered into on or prior to the Closing Time (the "Subscription Agreement"), between the Offerors and the Purchaser. The Offerors agree to execute the Subscription Agreement with the Purchaser and to return the same to the Placement Agent. In addition, the Offerors agree that the Purchaser shall be entitled to the benefit of, and to rely on, the provisions of this Agreement to the extent such provisions address or relate to the Purchaser or the Capital Securities to be purchased by the Purchaser.

     (b) The Offerors hereby grant to the Placement Agent the exclusive right to arrange the placement of the Capital Securities with the Purchaser on their behalf. The Placement Agent accepts such right and agrees to use its best efforts, on and prior to the Closing Time, to effect such placement.

     (c) Deliveries of certificates for the Capital Securities shall be made by the Trust to or on behalf of the Purchaser at the offices of Bear, Stearns & Co., Inc. at 383 Madison Avenue, New York, New York 10179, Attention: Tom Dunstan, and payment of the purchase price for the Capital Securities shall be made by the Purchaser to the Trust by wire transfer of immediately available funds to a bank designated by the Company contemporaneous with closing at the Closing Time.

Certificates for the Capital Securities in the aggregate liquidation amount thereof shall be registered in the name of the Purchaser.

     (d) As compensation to the Placement Agent for its placement of the Capital Securities, including any portion of such compensation due to any other members of the Regional Advisors Alliance represented by the Placement Agent, and in view of the fact that the proceeds of the sale of the Capital Securities will be used to purchase the Subordinated Debt Securities of the Company, the Company hereby agrees to pay at the Closing Time to the Placement Agent in immediately available funds a commission equal to 3% of the aggregate value of the Floating Rate Cumulative Trust Preferred Securities to be delivered by the Trust hereunder at the Closing Time. The Company further agrees that, upon request of the Placement Agent, the Purchaser shall be permitted to cause the amount of the aforesaid compensation, plus any expenses otherwise due to be reimbursed by the Company to the Placement Agent or its counsel with respect to sale of the Capital Securities, to be deducted from the amount of the purchase price payable to the Company by the Purchaser under the immediately preceding paragraph (c) and thereupon to cause such deducted amount to be paid directly to the Placement Agent at the Closing Time.

     (e) In performing its duties under this Agreement, the Placement Agent shall be entitled to rely upon any notice, signature or writing which the Placement Agent shall in good faith believe to be genuine and to be signed or presented by a proper party or parties. The Placement Agent may rely upon any opinions or certificates or other documents delivered by the Offerors or their counsel or designees either to it or the Purchaser. In addition, in connection with the performance of its duties under this Agreement, the Placement Agent shall not be liable for any error of judgment or any action taken or omitted to be taken unless it was grossly negligent or engaged in willful misconduct in connection with such performance or non-performance. No provision of this Agreement shall require the Placement Agent to expend or risk its own funds or otherwise incur any financial liability on behalf of the Purchaser in connection with the performance of any of its duties hereunder. The Placement Agent shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement.

     SECTION 3.  Notice of  Material  Events.  The  Offerors  covenant  with the
                 ---------------------------
Placement Agent and the Purchaser that prior to the completion of the initial placement of the Capital Securities through the Placement Agent, the Offerors will immediately notify the Placement Agent, and confirm such notice in writing, of any event or development that, in the reasonable judgment of the Company, is expected to result in a material adverse effect.

     SECTION  4.  Payment of  Expenses.  Whether  or not this  Agreement  or the
                  --------------------
Subscription Agreement is terminated or the sale of the Capital Securities is consummated, the Company, as borrower under the Subordinated Debt Securities, will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, issuance and delivery of the certificates for the Capital Securities and Subordinated Debt Securities, (ii) the fees and disbursements of the Company's counsel, accountants and other advisors, and (iii) the fees and expenses of any trustee appointed under any of the Operative Documents, including the fees and disbursements of counsel for such trustees.

     SECTION 5. Conditions of Placement Agent's Obligations.  The obligations of
                -------------------------------------------
the Placement Agent and the Purchaser at the Closing Time, are subject to the accuracy of the representations and warranties of the Offerors contained in
Section 1 hereof or in certificates of any Administrator of the Trust or any officer of the Company or any of its subsidiaries delivered pursuant to the provisions hereof, to the performance by the Offerors of their obligations hereunder, and to the following further conditions:

     (a) Opinion of Counsel for  Offerors.  At the Closing  Time,  the Placement
         --------------------------------
Agent shall have received the favorable opinion, dated as of the Closing Time, of Akerman, Senterfill & Eidson, in form and substance reasonably satisfactory to counsel for the Placement Agent. Such counsel may state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of Administrators of the Trust, officers of the Company or any of its subsidiaries and public officials.

     (b) Opinion of Special Delaware Counsel for the Trust. At the Closing Time,
         -------------------------------------------------
the Placement Agent shall have received the favorable opinion, dated as of the Closing Time, of Potter Anderson & Corroon LLP, special counsel for the Company and the Trust, in form and substance reasonably satisfactory to counsel for the Placement Agent.

     (c) Opinion of Counsel to the Guarantee Trustee,  the Resident Trustee, and
         -----------------------------------------------------------------------
the  Indenture  Trustee.  At the Closing Time,  the  Placement  Agent shall have
-----------------------
received the favorable opinion, dated as of the Closing Time, of Potter Anderson & Corroon LLP, counsel for the Guarantee Trustee, the Resident Trustee, and the Indenture Trustee in substantially the form reasonably satisfactory to counsel for the Placement Agent.

     (d) Certificates. At the Closing Time, there shall not have been, since the
         ------------
date hereof, any material adverse effect, and the Placement Agent shall have the right to receive upon request a certificate of the Chairman, the Chief Executive Officer, the President, any Executive Vice President or any Vice President of the Company and of the Chief Financial Officer or Chief Accounting Officer of the Company and a certificate of an Administrator of the Trust, dated as of the Closing Time, to the effect that (i) there has been no such material adverse effect, (ii) the representations and warranties in Section 1 hereof were true and correct when made and are true and correct with the same force and effect as though expressly made at and as of the Closing Time, and (iii) the Offerors have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Time.

     (e) Sale of Securities.  The Purchaser shall have sold securities issued by
         ------------------
it in such an amount that the net proceeds therefrom shall be available at the Closing Time and shall be sufficient to purchase the Capital Securities and all other capital securities contemplated in agreements similar to this Agreement and the Subscription Agreement.

     (f) Additional Documents.  At the Closing Time, the Placement Agent and the
         --------------------
Purchaser shall have been furnished such documents and opinions as they may reasonably request in connection with the issue, sale and placement of the Capital Securities; and all proceedings taken by the Offerors in connection with the issuance, sale and placement of the Capital Securities shall be satisfactory in form and substance to the Placement Agent and the Purchaser.

     SECTION 6. Offers and Sales of the Capital Securities.
                ------------------------------------------

     (a) Offer and Sale Procedures.  The Placement Agent and the Offerors hereby
         -------------------------
establish and agree to observe the following provisions with respect to the offer, issue, sale and placement of the Capital Securities:

         i.  Offers  and Sales  only to the  Purchaser.  Offers and sales of the
             -----------------------------------------
Capital Securities will be made in the United States or pursuant to Regulation S outside the United States only to the Purchaser in a transaction not requiring registration under the 1933 Act.

         ii.  No  General  Solicitation.  No  general  solicitation  or  general
              -------------------------
advertising (within the meaning of Rule 502(c) under the 1933 Act) will be used in connection with the offering of the Capital Securities.

         iii. No Directed Selling  Efforts.  No directed selling efforts (within
              ----------------------------
the meaning of Regulation S) will be used with respect to the offering of the Capital Securities.

         iv.  Purchaser  Notification.  Prior to or  contemporaneously  with the
              -----------------------
purchase of the Capital Securities by the Purchaser, the Placement Agent will take reasonable steps to inform the Purchaser that the Capital Securities (A) have not been and will not be registered under the 1933 Act, (B) are being sold to them without registration under the 1933 Act in accordance with an exemption from registration under the 1933 Act and (C) may not be offered, sold or otherwise transferred except (1) to the Company or (2) in accordance with (x) Rule 144A to a person whom the seller reasonably believes is a Qualified Institutional Buyer (as defined in Rule 144A under the Securities Act ("Rule 144A")) that is purchasing such Securities for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the offer, sale or transfer is being made in reliance on Rule 144A, (y) Regulation S to a non-U.S. person in an offshore transaction or (z) any other available exemption from registration under the 1933 Act (including the exemption provided by Rule 144).

     (b) Covenants of the Offerors. Each of the Offerors, jointly and severally,
         --------------------------
covenant with the Placement Agent and the Purchaser as follows:

         i. Due  Diligence.  In  connection  with the initial  placement  of the
            --------------
Capital Securities, the Offerors agree that, prior to any offer or sale of the Capital Securities through the Placement Agent, the Placement Agent and the Purchaser shall have the right to make reasonable inquiries into the business of the Trust, the Company and the subsidiaries of the Company. The Offerors also agree to provide answers to the Placement Agent and the Purchaser, if requested, concerning the Trust, the Company and the subsidiaries of the Company (to the extent that such information is available or can be acquired and made available without unreasonable effort or expense and to the extent the provision thereof is not prohibited by applicable law) and the terms and conditions of the offering of the Capital Securities and the Subordinated Debt Securities.

         ii. Integration.  The Offerors agree that they will not, and will cause
             -----------
their Affiliates not to, make any offer or sale of securities of the Offerors of any class if, as a result of the doctrine of "integration" referred to in Rule 502 under the 1933 Act, such offer or sale would render invalid the exemption of the offering of the capital Securities from the registration requirements of the 1933 Act provided by Section 4(2) thereof or by Rule 144A or otherwise.

         iii. Restriction on Repurchases.  Until the expiration of two (2) years
              --------------------------
(or such shorter period as may hereafter be referred to in Rule 144(k) (or similar successor rule)) after the original issuance of the Capital Securities, the Offerors will not, and will cause their Affiliates not to, purchase or agree to purchase or otherwise acquire any Capital Securities which are "restricted securities" (as such term is defined under Rule 144(a)(3) under the 1933 Act), whether as beneficial owner or otherwise unless, immediately upon any such purchase, the Offerors or any Affiliate shall submit such Capital Securities to the Resident Trustee for cancellation.

     SECTION 7. Indemnification
                ---------------

     (a) Indemnification of the Placement Agent and the Purchaser.  The Offerors
         --------------------------------------------------------
agree, jointly and severally, to indemnify and hold harmless: (x) the Placement Agent and the Purchaser, (y) each person, if any, who controls (within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act) the Placement Agent or the Purchaser (each such person, a "controlling person") and
(z) the respective partners, directors, officers, employees and agents of the Placement Agent and the Purchaser or any such controlling person, as follows:

         i. against any and all loss, liability, claim, damage and expense whatsoever, as incurred, relating to or arising out of, or based upon, in whole or in part (A) any untrue statement or alleged untrue statement of material fact contained in any information (whether written or oral) or documents executed in favor of or furnished or made available to the Placement Agent or the Purchaser by the Offerors; (B) any omission or alleged omission to state in any information (whether written or oral) or documents executed by the Offerors or furnished or made available to the Placement Agent or the Purchaser by the Offerors of a material fact necessary to make the statements therein not misleading; or (C) the breach or alleged breach of any representation, warranty or agreement of any Offeror contained herein or in the Subscription Agreement;

         ii. against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission or breach or alleged breach of any such representation, warranty or agreement; provided that (subject to Section 7(c) hereof) any such settlement is effected with the written consent of the Offerors; and

         iii. against any and all expense whatsoever, as incurred (including the reasonable fees and disbursements of counsel chosen by the Placement Agent), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, or breach or alleged breach of any such representation, warranty or agreement, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that the Company shall indemnify and hold harmless the Trust against any and all loss, liability, claim, damage and expense whatsoever, as incurred, which is due from the Trust pursuant to the foregoing.

     (b) Actions against Parties;  Notification.  Each  indemnified  party shall
         --------------------------------------
give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof, and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. Counsel to the indemnified parties shall be selected by the Placement Agent. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this
Section 7 or Section 8 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (c) Settlement  without Consent if Failure to Reimburse.  If at any time an
         ---------------------------------------------------
indemnified party shall have validly requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 7(a)(ii) effected without its written consent if
(i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement, provided, however, that an indemnifying party shall not be liable for any such settlement effected without its consent if such indemnifying party (1) reimburses such indemnified party with respect to those fees and expenses of counsel that it determines in good faith are reasonable and
(2) provides written notice within ten (10) days after receipt of the request for reimbursement to the indemnified party substantiating the unpaid balance as unreasonable, in each case prior to the date of such settlement.

     SECTION  8.  Contribution.  In order  to  provide  for  just and  equitable
                  ------------
contribution in circumstances  under which the  indemnification  provided for in
Section 7 hereof is for any reason held to be unenforceable for the benefit of an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Offerors, on the one hand, and the Placement Agent, on the other hand, from the offering of the Capital Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Offerors, on the one hand, and the Placement Agent, on the other hand, in connection with the statements, omissions or breaches which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by the Offerors, on the one hand, and the Placement Agent, on the other hand, in connection with the offering of the Capital Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Capital Securities pursuant to this Agreement (before deducting expenses) received by the Offerors and the total commission received by the Placement Agent bear to the aggregate of such net proceeds and commissions.

     The Offerors and the Placement Agent agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement, omission or alleged omission or breach or alleged breach.

     Notwithstanding the provisions of this Section 8, the Placement Agent shall not be required to contribute any amount in excess of the total commissions received by it.

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     SECTION 9. Representations,  Warranties and Agreements to Survive Delivery.
                ---------------------------------------------------------------
All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or Trustees of the Trust submitted pursuant hereto shall remain operative and in full force and effect, and shall survive delivery of the Capital Securities by the Trust.

     SECTION 10. Notices. All notices and other  communications  hereunder shall
                 -------
be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Placement Agent shall be directed to the Attention of Mike Weaver as follows: SAMCO
Capital Markets, 1700 Pacific Avenue, Suite 2000, Dallas, Texas 75201 and notices to the Offerors shall be directed to Florida Banks, Inc. as follows:
5210 Belfort Road, Suite 310 Jacksonville, Florida 32256 Attention: T. Edwin Stinson, Sr..

     SECTION 11.  Parties.  This Agreement  shall inure to the benefit of and be
                  -------
binding upon each of the Placement Agent and the Offerors and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Placement Agent, the Purchaser and the Offerors, and their respective successors and the controlling persons and other persons referred to in Sections 1, 7 and 8 hereof and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Placement Agent, the Purchaser and the Offerors and their respective successors, and said controlling persons and other persons and their heirs and legal representatives, and for the benefit of no other person, firm or corporation.

     SECTION  12.  GOVERNING  LAW.  THIS  AGREEMENT  SHALL  BE  GOVERNED  BY AND
                   --------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF Florida WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

     EACH OF THE TRUST AND THE COMPANY, ON BEHALF OF ITSELF AND ITS SUBSIDIARIES (INCLUDING, WITHOUT LIMITATION, THE TRUST), HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL AND TEXAS STATE COURTS LOCATED IN THE CITY OF DALLAS IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING RELATED TO THIS AGREEMENT OR ANY OF THE MATTERS CONTEMPLATED HEREBY, IRREVOCABLY WAIVES ANY DEFENSE OF LACK OF PERSONAL JURISDICTION AND IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT. EACH OF THE TRUST AND THE COMPANY, ON BEHALF OF ITSELF AND ITS SUBSIDIARIES (INCLUDING, WITHOUT LIMITATION, THE TRUST), IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     SECTION 13. Effect of Headings. The Article and Section headings herein are
                 ------------------
for convenience only and shall not affect the construction hereof.

                                      * * *

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Placement Agent and the Offerors in accordance with its terms.


                                 Very truly yours,

                                 Florida Banks, Inc.


                                 By: ______________________________________
                                 Name: ____________________________________
                                 Title: ___________________________________

                                 Florida Banks Capital Trust I


                                 By:______________________________________
                                 Name: ___________________________________
                                 Title: __________________________________



CONFIRMED AND ACCEPTED,
 as of the date first above written:

SAMCO Capital Markets,
a division of Service Asset Management Company

By: ____________________________________
Name: __________________________________
Title: _________________________________